Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Maxpro Capital Acquisition Corp. on Form 10-K for the annual period ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chen, Hong - Jung (Moses), Chairman of the Board and Chief Executive Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 31, 2023	/s/ Chen, Hong - Jung (Moses)
Chen, Hong - Jung (Moses)
(Principal Executive Officer and Principal Financial and Accounting Officer)